BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES TRUST 2005-PWR8, CLASS B



PRICE/YIELD
--------------------------------------------------------------------------------------------------------

  GIVEN: PRICE                            BASE CASE         SCEN 1           SCEN 2          SCEN 3
--------------------------------------------------------------------------------------------------------
    100.46834            Price            100.46834        100.46834       100.46834        100.46834
--------------------------------------------------------------------------------------------------------
                         Yield              4.8388           4.8482           4.8485          4.8488
--------------------------------------------------------------------------------------------------------
                        Spread               45               39               38              38
--------------------------------------------------------------------------------------------------------
                          WAL               9.97             11.82           11.89            11.95
--------------------------------------------------------------------------------------------------------
                       Mod Durn             7.73             8.795           8.834            8.869
--------------------------------------------------------------------------------------------------------
                     Mod Convexity          0.73             0.962           0.971            0.979
--------------------------------------------------------------------------------------------------------
                   Principal Window    Jun15 to Jun15    Mar17 to May17   May17 to May17  May17 to Jun17
--------------------------------------------------------------------------------------------------------
                  Principal Writedown   0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)
--------------------------------------------------------------------------------------------------------
                     Maturity #mos         120               143             143              144
--------------------------------------------------------------------------------------------------------



SCENARIOS

BASE CASE: 0 prepay, 0 defaults on entire pool

SCEN 1: 1 CDR Loss, 35% loss severity, 12 month lag. Extend roughly 25% of the lowest net coupon IO loans by 24 months, and of this 25% subset, applying a 35%
loss severity to roughly half. For all hotel asset types, a 1 CDR loss with a
45% severity applied with an 18 month lag.

SCEN 2: 2 CDR Loss, 35% loss severity, 12 month lag. Extend roughly 25% of the lowest net coupon IO loans by 24 months, and of this 25% subset, applying a 35%
loss severity to roughly half. For all hotel asset types, a 2 CDR loss with a
45% severity applied with an 18 month lag.

SCEN 3: 3 CDR Loss, 35% loss severity, 12 month lag. Extend roughly 25% of the lowest net coupon IO loans by 24 months, and of this 25% subset, applying a 35%
loss severity to roughly half. For all hotel asset types, a 3 CDR loss with a
45% severity applied with an 18 month lag.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (C) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.